UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2014
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CHART INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio	44125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (440) 753-1490

NOT APPLICABLE
(Former name or former address, if changed since last report)
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On October 30, 2014, Chart Industries, Inc. (the “Company”) issued a news release announcing the Company’s financial results for the third quarter ended September 30, 2014. A copy of the news release is furnished with this Current Report on Form 8-K as Exhibit 99.1. All information in the news release is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.
The news release furnished with this Current Report on Form 8-K as Exhibit 99.1 includes an adjusted earnings per share amount that excludes severance and acquisition-related costs recorded in the quarter. Also included for purposes of period-to-period comparison is an adjusted earnings per share amount for the third quarter of 2013 which excludes certain acquisition-related costs that were recognized in that quarter, as well as the impact of the Company’s Convertible Notes. These adjusted earnings per share measures are not recognized under generally accepted accounting principles (“GAAP”) and are referred to as “non-GAAP financial measures” in Regulation G under the Securities Act. The Company believes these adjusted earnings per share amounts are of interest to investors and facilitate useful period-to-period comparisons of the Company’s financial results, and this information is used by the Company in evaluating internal performance. The adjusted earnings per share amounts are reconciled to earnings per share in a table at the end of the news release.

Item 7.01    Regulation FD Disclosure.
On October 30, 2014, the Company announced that it has amended its senior secured credit facility. The amendment combines the Company’s prior term loan and revolving credit facility into a single revolving credit facility and increases the facility by $150 million, up to $450 million, extends it two years to October 2019, and lowers the borrowing costs under the agreement. A copy of the news release is furnished with this Current Report on Form 8-K as Exhibit 99.2.
On October 30, 2014, the Company also announced that its Energy & Chemicals Group has been awarded a contract to provide brazed aluminum heat exchangers and cold boxes for an ethylene processing facility in Lake Charles, Louisiana for Sasol. A copy of the Sasol news release is furnished with this Current Report on Form 8-K as Exhibit 99.3.
All information in the news releases is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Chart Industries, Inc. News Release, dated October 30, 2014, announcing the Company’s third quarter 2014 results.
99.2	Chart Industries, Inc. News Release, dated October 30, 2014, announcing the amendment of the Company’s senior secured credit facility.
99.3	Chart Industries, Inc. News Release, dated October 30, 2014, announcing a contract for brazed aluminum heat exchangers and cold boxes for an ethylene processing facility for Sasol.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
Date: October 30, 2014
By: /s/ Michael F. Biehl Michael F. Biehl Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Chart Industries, Inc. News Release, dated October 30, 2014, announcing the Company’s third quarter 2014 results.
99.2	Chart Industries, Inc. News Release, dated October 30, 2014, announcing the amendment of the Company’s senior secured credit facility.
99.3	Chart Industries, Inc. News Release, dated October 30, 2014, announcing a contract for brazed aluminum heat exchangers and cold boxes for an ethylene processing facility for Sasol.

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